Exhibit 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 31, 2006 (this "Amendment"), is among INVACARE CORPORATION, an Ohio corporation (the "Company"), each of the Borrowing Subsidiaries party thereto (collectively with the Company, the "Borrowers"), the banks set forth on the signature pages hereof (collectively, the "Banks") and JPMORGAN CHASE BANK, N.A., a national banking association, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

          A. The Borrowers, the Agent and the Banks are parties to a Credit Agreement, dated as of January 14, 2005, as amended by a First Amendment to Credit Agreement dated as of August 12, 2005 (as now and hereafter amended, the "Credit Agreement"), pursuant to which the Banks agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

          B. The Borrowers, the Agent and the Banks desire to amend the Credit Agreement strictly in accordance with the terms hereof.

                                      TERMS

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

     Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

          1.1 The definition of "Adjusted EBITDA" in Section 1.1 shall be amended and restated in its entirety to read as follows:

               "Adjusted EBITDA" shall mean, with respect to any person, for any period, the sum of (a) EBIT for such period, plus (b) all amounts deducted in determining such EBIT on account of depreciation and amortization expense. Notwithstanding anything herein, in any financial statements of the Company or in GAAP to the contrary, for purposes of calculating and determining Adjusted EBITDA, (i) any Acquisition made by the Company or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the period for which such Adjusted EBITDA was calculated shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated on a pro forma basis acceptable to the Agent, but without giving effect to any projected synergies resulting from such Acquisition and (ii) any amounts which are attributable to any asset, investment or person which has been divested by the Company or any Subsidiary during the period for which such Adjusted EBITDA was calculated shall be excluded from the calculation of Adjusted EBITDA and such divestiture shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated.

          1.2 The definition of "Consolidated Interest Expense" in Section 1.1 shall be amended and restated in its entirety to read as follows:

               "Consolidated Interest Expense" means, for any period, all interest accrued by the Company and its Subsidiaries on a consolidated basis during such period, but excluding (i) any interest accrued under any Trade Receivables Securitization Transaction permitted pursuant to
          Section 5.2(n) and (ii) any interest accrued by the Company, ICC or any other wholly-owned Subsidiary under certain third party financing arrangements offered to customers which are acceptable to the Agent (including arrangements with De Lage Landen).

          1.3 The definition of "EBIT" in Section 1.1 shall be amended and restated in its entirety to read as follows:

               "EBIT" shall mean, with respect to any person, for any period, the sum of (a) operating net income or loss plus (b) all amounts deducted in determining such operating net income or loss on account of (i) Consolidated Interest Expense and (ii) taxes based on or measured by income, all as determined in accordance with GAAP, minus
          (c) any extraordinary, unusual or non-recurring gains or other income (or plus any extraordinary, unusual or non-recurring non-cash losses) of the Company and its Subsidiaries, and related tax effects, in accordance with GAAP, plus (d) any non-cash losses or charges related to restructuring efforts incurred during such period, plus (e) any cash charges related to restructuring efforts incurred during such period up to an aggregate amount of $25,000,000 since the Effective Date.

                                   ARTICLE 2.
                                 REPRESENTATIONS

     Each Borrower represents and warrants to the Agent and the Banks that:

          2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

          2.2 This Amendment is the legal, valid and binding obligation of such Borrower enforceable against it in accordance with the terms hereof.

          2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

          3.1 This Amendment shall not become effective until signed by each Borrower, the Agent and the Required Banks.

                                   ARTICLE 4.
                                 MISCELLANEOUS.

          4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

          4.2 Each Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

          4.3 Each Borrower acknowledges and agrees that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Bank, any participant lender or any of their successors or assigns.

          4.4 Except as expressly amended hereby, each Borrower agrees that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Borrower in connection with the Credit Agreement in favor of the Agent or any Bank are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of March 30, 2006, but effective as of March 31, 2006 upon satisfaction of the conditions set forth in Article 3.


                            INVACARE CORPORATION

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Chief Financial Officer


                            INVACARE (DEUTSCHLAND) GmbH

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer


                            INVACARE AUSTRALIA PTY. LTD.

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer


                            INVACARE CANADA INC.

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officerr


                            INVACARE S.A.

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer


                            INVACARE (UK) LIMITED

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer

                           INVACARE INTERNATIONAL SARL

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer


                            DOMUS HOMECARE AG

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer


                            INVACARE HOLDINGS CV

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer


                            SCANDINAVIAN MOBILITY INTERNATIONAL APS

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer


                            2030604 ONTARIO INC.

                            By:         /s/ Gregory C. Thompson
                            Print Name:     Gregory C. Thompson
                            Title:          Authorized Officer

                            JPMORGAN CHASE BANK, N.A., as a Bank and as
                            Agent

                            By:         /s/ Dana E. Jurgens
                            Print Name:     Dana E. Jurgens
                            Title:          Vice President


                            KEYBANK NATIONAL ASSOCIATION, as a Bank and
                            Syndication Agent

                            By:
                            Print Name:
                            Title:


                            NATIONAL CITY BANK, as a Bank and Documentation
                            Agent

                            By:
                            Print Name:
                            Title:


                            BANK OF AMERICA, N.A., as a Bank and
                            Documentation Agent

                            By:         /s/ B. Kenneth Burton, Jr.
                            Print Name:     B. Kenneth Burton, Jr.
                            Title:          Vice President


                            CALYON NEW YORK BRANCH

                            By:          /s/ Charles Heidsieck
                            Print Name:      Charles Heidsieck
                            Title:           Managing Director
                            -and-

                            By:          /s/ Thomas Randolph
                            Print Name:      Thomas Randolph
                            Title:           Managing Director


                            HARRIS N.A., formerly known as Harris Trust and Savings Bank

                            By:          /s/ Todd M. Kostelnik
                            Print Name:      Todd M. Kostelnik
                            Title:           Vice President


                            NORDEA BANK FINLAND PLC,
                            NEW YORK BRANCH

                            By:          /s/ Henrik M. Steffensen
                            Print Name:      Henrik M. Steffenson
                            Its:             First Vice President
                            -and-

                            By:          /s/ Gerald E. Chelius
                            Print Name:      Gerald E. Chelius
                            Its:             Senior Vice President - Credit


                            PNC BANK, NATIONAL ASSOCIATION

                            By:          /s/ Patrick Flaherty
                            Print Name:      Patrick Flaherty
                            Title:           Credit Manager


                            SUNTRUST BANK

                            By:          /s/ Hank Miles
                            Print Name:      Hank Miles
                            Title:           Managing Director


                            THE BANK OF NEW YORK

                            By:
                            Print Name:
                            Title:

                            COOPERATIEVE CENTRALE RAIFFEISEN-
                            BOERENLEENBANK B.A.
                            "RABOBANK INTERNATIONAL",
                            NEW YORK BRANCH

                            By:
                            Print Name:
                            Title:

                            By:
                            Print Name:
                            Title: